UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2006

AMERIGON INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Farmington Hills, MI	48167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On May 18, 2006, the shareholders of the Issuer approved the Amerigon Incorporated 2006 Equity Incentive Plan covering 1,800,000 shares of common stock, attached hereto as Exhibit 10.1 and incorporated herein by reference.

On May 19, 2006, the Company publicly announced the results of its Annual Meeting of Stockholders. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference. The information in the attached Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit 10.1	Amerigon Incorporated 2006 Equity Incentive Plan

Exhibit 99.1	Company News Release dated May 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

By:	/s/ Barry Steele
Barry Steele,
Chief Financial Officer and Secretary

Date: May 19, 2006

Exhibit Index

10.1	Amerigon Incorporated 2006 Equity Incentive Plan

99.1	Company News Release dated May 19, 2006